Award Timing Disclosure	12 Months Ended
Jun. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Practices Related to the Grant of Equity Awards. During fiscal year ended June 30, 2025, Winchester Bancorp, Inc. did not maintain an equity incentive plan or arrangement and did not grant any stock options to the named executive officers. Further, neither the Board of Directors of Winchester Bancorp, Inc. nor the Compensation Committee has a predetermined schedule with respect to the grant of stock options and does not take into account material non-public information when determining the timing or terms of any equity awards. In addition, the Company does not time disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false